Exhibit 1.A(8)(b)(xix)
                                 AMENDMENT NO. 4

                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated December 3, 1997, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, Security Life of Denver Insurance Company, a Colorado life Insurance company and ING America Equities, Inc., a Colorado corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                   SCHEDULE A

     FUNDS AVAILABLE UNDER THE              SEPARATE ACCOUNTS            CONTRACTS FUNDED BY THE SEPARATE
              POLICIES                     UTILIZING THE FUNDS                       ACCOUNTS
AIM V.I. Government Securities Fund        Separate Account Al           o   THE EXCHEQUER VARIABLE ANNUITY
AIM V.I. Capital Appreciation Fund         Separate Account Ll           o   FIRSTLINE VARIABLE UNIVERSAL LIFE
AIM V.I. Government Securities Fund                                      o   FIRSTLINE II VARIABLE UNIVERSAL LIFE
                                                                         o   STRATEGIC ADVANTAGE VARIABLE
                                                                                   UNIVERSAL LIFE
                                                                         o   STRATEGIC ADVANTAGE II VARIABLE
                                                                                   UNIVERSAL LIFE
                                                                         o   VARIABLE SURVIVORSHIP UNIVERSAL
                                                                                   LIFE
                                                                         o   CORPORATE BENEFITS VARIABLE
                                                                                   UNIVERSAL LIFE
                                                                         o   ESTATE DESIGNER VARIABLE
                                                                                   UNIVERSAL LIFE
                                                                         o   STRATEGIC BENEFIT VARIABLE
                                                                                   UNIVERSAL LIFE





     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   February _____, 2000



                                              AIM VARIABLE INSURANCE FUNDS, INC.


Attest:  /s/ P. Michelle Grace                By:  /s/ Robert H. Graham
       -----------------------------             -----------------------------
Name:    P. Michelle Grace                    Name:    Robert H. Graham
Title:   Assistant Secretary                  Title:   President


(SEAL)





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



                                              SECURITY LIFE OF DENVER INSURANCE
                                              COMPANY

Attest:  /s/ Eric G. Banta                    By:  /s/ Gary W. Waggoner
       -----------------------------             ------------------------------
Name:    Eric G. Banta                        Name:  Gary W. Waggoner
     -------------------------------               ----------------------------
Title:   Assistant Secretary                  Title:  Vice President
      ------------------------------                ---------------------------

(SEAL)



                                              ING AMERICA EQUITIES, INC.


Attest:  /s/ Eric G. Banta                    By: /s/ James L. Livingston, Jr.
       -----------------------------             ------------------------------
Name:    Eric G. Banta                        Name:  James L. Livingston, Jr.
     -------------------------------               ----------------------------
Title:   Assistant Secretary                  Title:  President
      ------------------------------                ---------------------------

(SEAL)
















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